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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 16, 2000


                        ENVISION DEVELOPMENT CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         FLORIDA                       001-15311                 65-0981457
(State or Other Jurisdiction     (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)

              4 MOUNT ROYAL AVENUE, MARLBORO, MASSACHUSETTS 01752
              (Address of Principal Executive Offices) (Zip Code)




       Registrant's telephone number, including area code: (508) 481-8303


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On May 16, 2000, Envision Development Corporation (the "Corporation") acquired Envision Development Corporation, a Massachusetts corporation ("Envision Massachusetts") with the same name as the Corporation pursuant to the terms of the First Amended and Restated Agreement and Plan of Merger, dated March 10, 2000 (the "Agreement"), as amended by Amendment No. 1, dated May 12, 2000 (the "Amendment"), among the Corporation, Envision Acquisition Corporation ("EAC"), perfumania.com, inc. ("perfumania.com"), Envision Massachusetts and certain stockholders of Envision Massachusetts.

         Envision Massachusetts merged with and into EAC, a wholly-owned subsidiary of the Corporation, with Envision Massachusetts surviving as a wholly-owned subsidiary of the Corporation. All the issued and outstanding common stock of Envision Massachusetts was converted into 1,513,072 shares of common stock, par value $0.01 (the "Common Stock"), of the Corporation, and all the issued and outstanding options for common stock of Envision Massachusetts were converted into 373,421 options for Common Stock of the Corporation. The number of shares and options of the Corporation given in exchange for shares and options of Envision Massachusetts was determined by negotiations among the parties to the Agreement.

         Envision Massachusetts delivers complete eBusiness products and services that support a wide range of eCommerce applications for customers, including building customized eStructures to replace legacy infrastructure, providing InternetPowered(TM) products and solutions and delivering professional services to business clients.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) Financial Statement of Business Acquired: Such financial statements will be filed by amendment not later than 75 days after the date of the event reported on this Current Report.

         (b) Pro Forma Financial Statements: Such financial statements will be filed by amendment not later than 75 days after the date of the event reported on this Current Report.

         (c)      Exhibits:

         2.1 First Amended and Restated Agreement and Plan of Merger, dated March 10, 2000, among the Registrant, Envision Acquisition Corporation, perfumania.com, inc., Envision Development Corporation and certain stockholders of Envision Development Corporation.*

         2.2 Amendment No. 1, dated May 12, 2000, among the Registrant, Envision Acquisition Corporation, perfumania.com, inc., Envision Development Corporation and certain stockholders of Envision Development Corporation.


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           *      Certain Exhibits and Schedules to the First Amended and
                  Restated Agreement and Plan of Merger has been excluded from this filing. The Registrant agrees to provide such exhibits and schedules upon request to the Securities and Exchange Commission.
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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 30, 2000


                                    ENVISION DEVELOPMENT CORPORATION



                                    By: /s/ Michael E. Amideo
                                       -----------------------------------------
                                             Name:  Michael E. Amideo
                                             Title: Chief Financial Officer
                                                    and Secretary


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